UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

THE COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-36094	52-1652138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3035 Leonardtown Road, Waldorf, Maryland 20601

(Address of principal executive offices) (Zip Code)

(301) 645-5601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCFC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, James M. Burke was appointed Chief Executive Officer of The Community Financial Corporation (the “Company”) and its wholly owned subsidiary Community Bank of the Chesapeake (the “Bank”), effective August 31, 2022. Mr. Burke succeeds William J. Pasenelli who retired as Chief Executive Officer of the Company and the Bank, and as a member of the Board of Directors of each of the Company and the Bank, effective August 31, 2022. Mr. Burke will also continue to serve as President of the Company and the Bank. Effective September 1, 2022, Mr. Burke will also serve as Vice-Chair of the Board of Directors of each of the Company and the Bank.

Mr. Burke, age 54, has served as the Company’s President, and as a member of the Company’s Board of Directors, since February 25, 2021. Mr. Burke has also served as the Bank’s President, and as a member of the Bank’s Board of Directors, since 2016. Prior to being appointed as President of the Bank, Mr. Burke served as Executive Vice President and Chief Risk Officer of the Bank since 2005.

The Company has not entered into, or amended, any material plan, contract or arrangement to which Mr. Burke is a party or in which he participates in connection with the promotions described above. In the event of such entry into, or amendment of, a material plan, contract or arrangement in connection with the promotions, the Company will file an amendment to this report within four business days thereof.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COMMUNITY FINANCIAL CORPORATION
(Registrant)

Date: September 1, 2022	By:	/s/ James M. Burke
James M. Burke
President and Chief Executive Officer